UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2016

Global Blood Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
400 East Jamie Court, Suite 101
South San Francisco, CA 94080
(Address of principal executive offices, including zip code)

(650) 741-7700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ratification of Global Blood Therapeutics, Inc. 2015 Stock Option and Incentive Plan

On June 16, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Global Blood Therapeutics, Inc. (the “Company”) ratified the Company’s 2015 Stock Option and Incentive Plan (the “2015 Plan”).

A detailed summary of the material features of the 2015 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2016 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2015 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the Annual Meeting held on June 16, 2016:

(i) The election of three Class I directors, as nominated by the Board of Directors, to hold office until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(ii) The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2016; and

(iii) The ratification of the 2015 Plan.

The proposals are described in detail in the Proxy Statement.

The number of shares of common stock entitled to vote at the annual meeting was 30,531,425.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 28,026,252.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i)	Proposal 1: Election of Class I Directors.

Director Nominee	Votes For	Votes Withheld
Ted W. Love, M.D.	23,845,872	1,567,618
Charles Homcy, M.D.	23,607,362	1,806,128
Glenn F. Pierce, M.D., Ph.D.	25,289,595	123,895

There were 2,612,762 broker non-votes regarding the election of directors.

(ii)	Proposal 2: Ratification of Auditors.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The results of the voting included 27,998,471 votes for, 4,288 votes against, and 23,493 votes abstained.

There were zero broker non-votes regarding this proposal.

(iii)	Proposal 3: Ratification of the 2015 Plan.

The Company’s stockholders ratified the 2015 Plan. The results of the voting included 22,539,684 votes for, 2,854,000 votes against, and 19,806 votes abstained. There were 2,612,762 broker non-votes regarding this proposal.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1
Global Blood Therapeutics, Inc. 2015 Stock Option and Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2016 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOOD THERAPEUTICS, INC.

Date: June 17, 2016	By:	/s/ John Schembri
	Name:	John Schembri
	Title:	Vice President, Finance and Administration (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Global Blood Therapeutics, Inc. 2015 Stock Option and Incentive Plan (filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2016 and incorporated herein by reference).